UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2018

QTS Realty Trust, Inc.

Quality Tech, LP

(Exact name of registrant as specified in its charter)

Maryland (QTS Realty Trust, Inc.) Delaware (Quality Tech, LP)	001-36109 333-201810	46-2809094 27-0707288
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12851 Foster Street Overland Park, KS	66213
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (913) 814-9988

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05 Costs Associated with Exit or Disposal Activities.

On February 20, 2018, QTS Realty Trust, Inc. (the “Company”) commenced a restructuring plan regarding the organization of its business and product offerings.  Under the restructuring plan, the Company intends to realign its product offerings around hyperscale and hybrid colocation, while exiting certain of its Cloud and Managed Services offerings, including some estimated colocation impact from customers using an integrated solution (which are now labeled as “non-core” offerings), and to implement a broader cost reduction initiative reflecting the Company’s simplified product set.  The purpose of the restructuring plan is to increase growth, profitability and predictability in the Company’s business, while also reducing complexity and simplifying the Company’s cost structure.  The Company expects to complete the exit of its non-core Cloud and Managed Services offerings by the end of 2018.

In connection with the restructuring plan, the Company expects to incur estimated costs and report estimated charges of approximately $8 million to $10 million in the aggregate as a result of cash payments for severance, stay bonuses and related benefits to affected employees.  These payments and costs will be incurred over the course of 2018.  The Company may incur additional costs and report additional charges in connection with the restructuring plan, such as termination, disposition and impairment costs, which have yet to be determined.   These incremental charges will vary based on the timing and structure of the Company’s exit of its non-core business, including through a potential disposition.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Officer Departures

On February 20, 2018, the Company and Daniel T. Bennewitz, the Company’s Chief Operating Officer — Sales, Marketing and Product, agreed that Mr. Bennewitz will leave the Company and QualityTech, LP, the Company's operating partnership (the “Operating Partnership”) before the end of 2018.  Mr. Bennewitz’s departure will result in a termination of his Employment Agreement, dated April 11, 2017, effective as of the date of his departure.

On February 20, 2018, the Company and James H. Reinhart, the Company’s Chief Operating Officer — Operations, agreed that Mr. Reinhart will leave the Company and the Operating Partnership before the end of 2018.  However, effective February 21, 2018, Mr. Reinhart will no longer serve in the capacity of Chief Operating Officer — Operations of the Company or the Operating Partnership.  Mr. Reinhart’s departure will result in a termination of his Employment Agreement, dated April 11, 2017, effective as of the date of his departure.

Officer Appointments

On February 20, 2018, in connection with the Company’s restructuring plan and the departure of Mr. Bennewitz and Mr. Reinhart, the Company appointed David Robey to the position of Chief Operating Officer of the Company and the Operating Partnership.  Mr. Robey will assume the role of Chief Operating Officer on February 21, 2018.

Mr. Robey, 50, has served as the Company’s Vice President of Facilities in the Northeast region since the Company’s initial public offering in October 2013.  Previously, he served as the Vice President of Facilities of our predecessor from March 2011 to our initial public offering.  Mr. Robey has led the Company’s property development, hyperscale sales engineering and property engineering for the past four months.  Mr. Robey joined the Company in 2010 as part of the Company’s acquisition of its mega data center in Richmond.  Prior to joining the Company’s predecessor in 2010, Mr. Robey held various leadership positions at Infineon/Qimonda, a semiconductor manufacturer from 2001 to 2010 and has nearly 25 years of mission critical operations and facilities experience.  In his last position at Infineon/Qimonda, Mr. Robey was the Vice President & Managing Director of

Infineon/Qimonda’s 210 acre technology campus in Richmond, Virginia where he was responsible for Operations, Human Resources, Finance, Purchasing, Facilities and Information Technology.  Mr. Robey earned a Bachelor of Science degree in physics from Missouri State University.

As of the date of this Current Report on Form 8-K, the Company and Mr. Robey have not enter into an employment agreement reflecting Mr. Robey’s new position, including any changes in compensation, but may do so in the future.  If the Company and Mr. Robey enter into an employment agreement, it will be reported in a Current Report on Form 8-K once the agreement is finalized and executed.

In connection with this appointment, on February 20, 2018, the Company entered into an indemnification agreement (the “Indemnification Agreement”) with Mr. Robey that obligates the Company to indemnify him to the maximum extent permitted by Maryland law. This Indemnification Agreement provides that if Mr. Robey is a party or is threatened to be made a party to any proceeding by reason of his status as an officer, the Company must indemnify him for all reasonable expenses and liabilities actually incurred by him, or on his behalf, unless it has been established that:

•                the act or omission was material to the matter giving rise to the proceeding and either was committed in bad faith or was the result of active and deliberate dishonesty;

•                he actually received an improper personal benefit in money, property or services; or

•                with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful;

provided, however, that the Company (i) has no obligation to indemnify Mr. Robey for a proceeding by or in the right of the Company, for reasonable expenses and liabilities actually incurred by him, or on his behalf, if it has been adjudged that he is liable to the Company with respect to such proceeding and (ii) has no obligation to indemnify or advance expenses to Mr. Robey for a proceeding brought by him against the Company, except for a proceeding brought to enforce indemnification under Section 2-418 of the Maryland General Corporation Law (“MGCL”) or as otherwise provided by the Company’s bylaws our charter, a resolution of the Company’s board of directors (“Board”) or an agreement approved by the Board.  Under the MGCL, a Maryland corporation may not indemnify an officer in a suit by or in the right of the corporation in which the officer was adjudged liable on the basis that a personal benefit was improperly received.

Upon Mr. Robey’s application to a court of appropriate jurisdiction, the court may order indemnification if:

•                the court determines that he is entitled to indemnification under Section 2-418(d)(1) of the MGCL, in which case he will be entitled to recover from the Company the expenses of securing such indemnification; or

•                the court determines that he is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not h has met the standards of conduct set forth in Section 2-418(b) of the MGCL or has been adjudged liable for receipt of an “improper personal benefit” under Section 2-418(c) of the MGCL; provided, however, that the Company’s indemnification obligations to him will be limited to the expenses actually and reasonably incurred by him, or on his or her behalf, in connection with any proceeding by or in the right of the Company or in which he will have been adjudged liable for receipt of an improper personal benefit under Section 2-418(c) of the MGCL.

Notwithstanding, and without limiting any other provisions of the Indemnification Agreement, if Mr. Robey is a party or is threatened to be made a party to any proceeding by reason of his status as an officer, and he is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such proceeding, the Company must indemnify him for all expenses actually and reasonably incurred by him, or on his behalf, in connection with each successfully resolved claim, issue or matter, including any claim, issue or matter in such a proceeding that is terminated by dismissal, with or without prejudice.

The Company is required to pay all indemnifiable expenses in advance of the final disposition of any proceeding if Mr. Robey furnishes us with a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by us has been met and a written undertaking to reimburse the Company if a court of competent jurisdiction determines that he is not entitled to indemnification.

In addition to the Indemnification Agreement, the Company’s charter and bylaws obligate it, to the maximum extent permitted by Maryland law, to indemnify and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (1) any of its present or former directors or officers who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (2) any individual who, while serving as our director or officer and at the Company’s request, serves or has served another corporation, REIT, partnership, joint venture, trust, employee benefit plan or any other enterprise as a director, officer, partner or trustee of such corporation, REIT, partnership, joint venture, trust, employee benefit plan or other enterprise, and who is made or threatened to be made a party to the proceeding by reason of his service in that capacity.

The foregoing description of the Indemnification Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of the Indemnification Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On February 20, 2018, the Company issued a press release announcing the restructuring plan.  A copy of the press release is attached hereto as Exhibit 99.1.

The information disclosed in this 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Indemnification Agreement, dated as of February 20, 2018, by and between QTS Realty Trust, Inc. and David Robey
99.1	Press Release issued by QTS Realty Trust, Inc. on February 20, 2018.

Cautionary Note Regarding Forward-Looking Statements

Some of the statements contained in this Form 8-K, including Exhibit 99.1, constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In particular, statements pertaining to the Company’s capital resources, portfolio performance, results of operations, anticipated growth in our funds from operations and anticipated market conditions contain forward-looking statements. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You also can identify forward-looking statements by discussions of strategy, plans or intentions.

The forward-looking statements contained in this Form 8-K, including Exhibit 99.1, reflect the Company’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause the Company’s actual results to differ significantly from those expressed in any forward-looking statement. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:  adverse economic or real estate developments in our markets or the technology industry; obsolescence or reduction in marketability of our infrastructure due to changing industry demands; global, national and local economic conditions; risks related to our international operations; difficulties in identifying properties to acquire and completing acquisitions; our failure to successfully develop, redevelop and operate acquired properties or lines of business; significant increases in construction and development costs; the increasingly competitive environment in which we operate; defaults on, or termination or non-renewal of, leases by customers; decreased rental rates or increased vacancy rates; increased interest rates and operating costs, including increased energy costs; financing risks, including our failure to obtain necessary outside financing; dependence on third parties to provide Internet, telecommunications and network connectivity to our data centers; our failure to qualify and maintain QTS’ qualification as a real estate investment trust; environmental uncertainties and risks related to natural disasters; financial market fluctuations; and changes in real estate and zoning laws, revaluations for tax purposes and increases in real property tax rates.

While forward-looking statements reflect the Company’s good faith beliefs, they are not guarantees of future performance.  The Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes.  For a further discussion of these and other factors that could cause the Company’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 and other periodic reports the Company files with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 20, 2018		QTS Realty Trust, Inc.

	By:	/s/ Shirley E. Goza
Shirley E. Goza Secretary and General Counsel

Date: February 20, 2018		Quality Tech, LP

	By:	/s/ Shirley E. Goza
Shirley E. Goza Secretary and General Counsel